Exhibit 32.1

CERTIFICATION

In connection with the Annual Report of Harbin Electric, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2007	By:	/s/ Tianfu Yang
Tianfu Yang Chief Executive Officer

Date: March 7, 2007	By:	/s/ Zedong Xu
Zedong Xu Chief Financial Officer